Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2020
4

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Property & Casualty - Statements of Adjusted Earnings Available to Common Shareholders	14
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	16
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; and Synthetic GICs	17
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	18
Property & Casualty - Other Expenses by Major Category; and Net Written Premiums By Product and Selected Financial Information and Supplemental Data	19

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	20
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21
General Account Assets Under Management and Related Measures	22

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	24

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	25
Other Expenses by Major Category; and Other Statistical Information	26

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	27
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	28
Other Expenses by Major Category; and Other Statistical Information	29

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Unrealized Gains and Losses Aging Schedule: Fixed Maturity Securities Available-for-Sale	32
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	33
Footnotes	34

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Revenues
Premiums	$11,920	$9,466	$8,736	$9,935	$13,897	$42,235	$42,034
Universal life and investment-type product policy fees	1,386	1,431	1,299	1,497	1,376	5,603	5,603
Net investment income	4,644	3,061	4,087	4,729	5,240	18,868	17,117
Other revenues	451	439	456	455	499	1,842	1,849
Net investment gains (losses)	207	(288)	231	(20)	(33)	444	(110)
Net derivative gains (losses)	(1,465)	4,201	(710)	(581)	(1,561)	628	1,349
Total revenues	17,143	18,310	14,099	16,015	19,418	69,620	67,842

Expenses
Policyholder benefits and claims	11,748	9,022	8,667	10,000	13,772	41,461	41,461
Interest credited to policyholder account balances	1,488	80	1,962	1,416	1,756	6,464	5,214
Policyholder dividends	313	292	290	206	302	1,211	1,090
Capitalization of DAC	(827)	(774)	(671)	(764)	(804)	(3,358)	(3,013)
Amortization of DAC and VOBA	786	788	560	1,066	746	2,896	3,160
Amortization of negative VOBA	(9)	(10)	(10)	(15)	(10)	(33)	(45)
Interest expense on debt	224	222	232	229	230	955	913
Other expenses	3,457	3,047	2,872	2,954	3,262	13,229	12,135
Total expenses	17,180	12,667	13,902	15,092	19,254	62,825	60,915
Income (loss) before provision for income tax	(37)	5,643	197	923	164	6,795	6,927
Provision for income tax expense (benefit)	(625)	1,242	47	214	6	886	1,509
Net income (loss)	588	4,401	150	709	158	5,909	5,418
Less: Net income (loss) attributable to noncontrolling interests	(5)	3	5	3	—	10	11
Net income (loss) attributable to MetLife, Inc.	593	4,398	145	706	158	5,899	5,407
Less: Preferred stock dividends	57	32	77	59	34	178	202
Preferred stock redemption premium	—	—	—	14	—	—	14
Net income (loss) available to MetLife, Inc.'s common shareholders	$536	$4,366	$68	$633	$124	$5,721	$5,191

Premiums, fees and other revenues	$13,757	$11,336	$10,491	$11,887	$15,772	$49,680	$49,486

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Net income (loss) available to MetLife, Inc.'s common shareholders	$536	$4,366	$68	$633	$124
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	207	(288)	231	(20)	(33)
Less: Net derivative gains (losses)	(1,465)	4,201	(710)	(581)	(1,561)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(418)	(65)	(357)	(522)	(575)
Less: Provision for income tax (expense) benefit	373	(928)	151	195	455
Add: Net income (loss) attributable to noncontrolling interests	(5)	3	5	3	—
Add: Preferred stock redemption premium	—	—	—	14	—
Adjusted earnings available to common shareholders	1,834	1,449	758	1,578	1,838
Less: Total notable items (2)	420	—	—	(203)	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,414	$1,449	$758	$1,781	$1,838

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.58	$4.75	$0.07	$0.69	$0.14
Less: Net investment gains (losses)	0.22	(0.31)	0.25	(0.02)	(0.04)
Less: Net derivative gains (losses)	(1.58)	4.57	(0.78)	(0.64)	(1.72)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.45)	(0.08)	(0.39)	(0.57)	(0.63)
Less: Provision for income tax (expense) benefit	0.40	(1.01)	0.17	0.21	0.50
Add: Net income (loss) attributable to noncontrolling interests	(0.01)	—	0.01	—	—
Add: Preferred stock redemption premium	—	—	—	0.02	—
Adjusted earnings available to common shareholders per diluted common share	1.98	1.58	0.83	1.73	2.03
Less: Total notable items per diluted common share (2)	0.45	—	—	(0.22)	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.53	$1.58	$0.83	$1.95	$2.03

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(203)	$—
Expense initiative costs	(119)	—	—	—	—
Interest on tax adjustments	64	—	—	—	—
Tax adjustments	475	—	—	—	—
Total notable items	$420	$—	$—	$(203)	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(0.22)	$—
Expense initiative costs	$(0.13)	$—	$—	$—	$—
Interest on tax adjustments	$0.07	$—	$—	$—	$—
Tax adjustments	$0.51	$—	$—	$—	$—
Total notable items	$0.45	$—	$—	$(0.22)	$—

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Weighted average common shares outstanding - diluted	925.7	920.0	913.1	913.7	906.0

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Book value per common share (1)	$68.62	$72.62	$78.65	$76.20	$78.67
Book value per common share, excluding AOCI other than FCTA (1)	$48.97	$52.36	$52.27	$53.10	$54.18
Book value per common share - tangible common stockholders' equity (1)	$38.86	$42.33	$42.16	$42.86	$41.94

	For the Three Months Ended
Unaudited	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Return on MetLife, Inc.'s (2):
Common stockholders' equity	3.4%	27.1%	0.4%	3.6%	0.7%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	11.5%	9.0%	4.4%	9.0%	10.6%
Common stockholders' equity, excluding AOCI other than FCTA	16.4%	12.6%	6.4%	13.2%	15.2%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	12.6%	12.6%	6.4%	14.9%	15.2%
Tangible common stockholders' equity	20.7%	15.8%	8.0%	16.5%	19.4%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Common shares outstanding, beginning of period	919.6	915.3	907.6	907.6	905.6
Share repurchases	(5.1)	(10.6)	—	(2.1)	(13.6)
Newly issued shares	0.8	2.9	—	0.1	0.9
Common shares outstanding, end of period	915.3	907.6	907.6	905.6	892.9

Weighted average common shares outstanding - basic	918.7	914.1	908.8	908.7	899.9
Dilutive effect of the exercise or issuance of stock-based awards	7.0	5.9	4.3	5.0	6.1
Weighted average common shares outstanding - diluted	925.7	920.0	913.1	913.7	906.0

MetLife Policyholder Trust Shares	140.7	139.2	138.4	137.3	136.0

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Total revenues	$17,143	$18,310	$14,099	$16,015	$19,418	$69,620	$67,842
Less: Net investment gains (losses)	207	(288)	231	(20)	(33)	444	(110)
Less: Net derivative gains (losses)	(1,465)	4,201	(710)	(581)	(1,561)	628	1,349
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	18	18	5	2	8	97	33
Less: Other adjustments to revenues:
GMIB fees	26	26	25	26	25	108	102
Investment hedge adjustments	(125)	(138)	(188)	(229)	(260)	(469)	(815)
Operating joint venture adjustments	—	—	—	—	1	—	1
Unit-linked contract income	228	(1,140)	818	262	628	1,475	568
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(5)	(4)	(1)	—	(6)	(15)	(11)
Settlement of foreign currency earnings hedges	2	—	—	—	—	9	—
TSA fees	40	42	39	39	39	246	159
Divested businesses	63	56	35	8	2	123	101
Total adjusted revenues	$18,154	$15,537	$13,845	$16,508	$20,575	$66,974	$66,465

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Net investment income	$4,644	$3,061	$4,087	$4,729	$5,240	$18,868	$17,117
Less: Adjustments to net investment income:
Investment hedge adjustments	(125)	(138)	(188)	(229)	(260)	(469)	(815)
Operating joint venture adjustments	—	—	—	—	1	—	1
Unit-linked contract income	228	(1,140)	818	262	628	1,475	568
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(5)	(4)	(1)	—	(6)	(15)	(11)
Divested businesses	24	22	14	8	2	47	46
Adjusted net investment income	$4,522	$4,321	$3,444	$4,688	$4,875	$17,830	$17,328

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Variable investment income (Included in net investment income above)	$327	$351	$(555)	$652	$778	$1,161	$1,226

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Premiums, fees and other revenues	$13,757	$11,336	$10,491	$11,887	$15,772	$49,680	$49,486
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	18	18	5	2	8	97	33
GMIB fees	26	26	25	26	25	108	102
Settlement of foreign currency earnings hedges	2	—	—	—	—	9	—
TSA fees	40	42	39	39	39	246	159
Divested businesses	39	34	21	—	—	76	55
Adjusted premiums, fees and other revenues	$13,632	$11,216	$10,401	$11,820	$15,700	$49,144	$49,137
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,667	$11,307	$10,573	$11,906	$15,700

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Total expenses	$17,180	$12,667	$13,902	$15,092	$19,254	$62,825	$60,915
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	106	30	(6)	64	65	116	153
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	10	9	9	9	10	19	37
Inflation and pass-through adjustments	(6)	48	106	(37)	53	244	170
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	105	(128)	85	238	169	143	364
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	8	11	21	21	17	(4)	70
PAB hedge adjustments	(5)	(5)	(2)	(1)	(1)	(19)	(9)
Unit-linked contract costs	240	(1,138)	796	266	612	1,436	536
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	5	(3)	(7)	(4)	(2)	(15)	(16)
Regulatory implementation costs	3	2	—	6	12	18	20
Acquisition, integration and other costs	7	6	—	7	29	44	42
TSA fees	40	42	39	39	39	246	159
Divested businesses	152	51	49	22	9	227	131
Total adjusted expenses	$16,515	$13,742	$12,812	$14,462	$18,242	$60,370	$59,258

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Capitalization of DAC	$(827)	$(774)	$(671)	$(764)	$(804)	$(3,358)	$(3,013)
Less: Divested businesses	(9)	(3)	(2)	—	—	(20)	(5)
Adjusted capitalization of DAC	$(818)	$(771)	$(669)	$(764)	$(804)	$(3,338)	$(3,008)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Other expenses	$3,457	$3,047	$2,872	$2,954	$3,262	$13,229	$12,135
Less: Noncontrolling interests	5	(3)	(7)	(4)	(2)	(15)	(16)
Less: Regulatory implementation costs	3	2	—	6	12	18	20
Less: Acquisition, integration and other costs	7	6	—	7	29	44	42
Less: TSA fees	40	42	39	39	39	246	159
Less: Divested businesses	116	19	23	7	9	158	58
Adjusted other expenses	$3,286	$2,981	$2,817	$2,899	$3,175	$12,778	$11,872
Adjusted other expenses on a constant currency basis	$3,304	$3,016	$2,882	$2,930	$3,175

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Other expenses	$3,457	$3,047	$2,872	$2,954	$3,262	$13,229	$12,135
Capitalization of DAC	(827)	(774)	(671)	(764)	(804)	(3,358)	(3,013)
Other expenses, net of capitalization of DAC	$2,630	$2,273	$2,201	$2,190	$2,458	$9,871	$9,122

Premiums, fees and other revenues	$13,757	$11,336	$10,491	$11,887	$15,772	$49,680	$49,486

Expense ratio	19.1%	20.1%	21.0%	18.4%	15.6%	19.9%	18.4%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Adjusted other expenses by major category
Direct expenses	$1,597	$1,344	$1,287	$1,288	$1,423	$5,977	$5,342
Pension, postretirement and postemployment benefit costs	63	39	37	37	52	233	165
Premium taxes, other taxes, and licenses & fees	165	193	176	194	201	673	764
Commissions and other variable expenses	1,461	1,405	1,317	1,380	1,499	5,895	5,601
Adjusted other expenses	3,286	2,981	2,817	2,899	3,175	12,778	11,872
Adjusted capitalization of DAC	(818)	(771)	(669)	(764)	(804)	(3,338)	(3,008)
Adjusted other expenses, net of adjusted capitalization of DAC	2,468	2,210	2,148	2,135	2,371	9,440	8,864
Less: Total notable items related to adjusted other expenses (1)	69	—	—	—	—	338	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,399	$2,210	$2,148	$2,135	$2,371	$9,102	$8,864

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Employee related costs	$948	$866	$840	$865	$937	$3,657	$3,508
Third party staffing costs	536	343	300	306	357	1,752	1,306
General and administrative expenses	113	135	147	117	129	568	528
Direct expenses	1,597	1,344	1,287	1,288	1,423	5,977	5,342
Less: Total notable items related to direct expenses (1)	69	—	—	—	—	338	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,528	$1,344	$1,287	$1,288	$1,423	$5,639	$5,342

Adjusted other expenses, net of adjusted capitalization of DAC	$2,468	$2,210	$2,148	$2,135	$2,371	$9,440	$8,864
Less: Total notable items related to adjusted other expenses (1)	69	—	—	—	—	338	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,399	$2,210	$2,148	$2,135	$2,371	$9,102	$8,864

Adjusted premiums, fees and other revenues	$13,632	$11,216	$10,401	$11,820	$15,700	$49,144	$49,137
Less: PRT	2,499	(9)	(6)	487	4,163	4,346	4,635
Adjusted premiums, fees and other revenues, excluding PRT	$11,133	$11,225	$10,407	$11,333	$11,537	$44,798	$44,502

Direct expense ratio	11.7%	12.0%	12.4%	10.9%	9.1%	12.2%	10.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	13.7%	12.0%	12.4%	11.4%	12.3%	12.6%	12.0%

Adjusted expense ratio	18.1%	19.7%	20.7%	18.1%	15.1%	19.2%	18.0%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	21.5%	19.7%	20.6%	18.8%	20.6%	20.3%	19.9%

(1)Notable items are related to “interest on tax adjustments” and “expense initiative costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$327,820	$326,685	$340,005	$353,809	$354,809
Equity securities, at estimated fair value	1,342	1,050	1,105	1,111	1,079
Contractholder-directed equity securities and fair value option securities, at estimated fair value	13,102	11,145	11,911	12,276	13,319
Mortgage loans	80,529	81,344	82,890	82,881	83,919
Policy loans	9,680	9,638	9,639	9,580	9,493
Real estate and real estate joint ventures	10,741	11,250	11,524	11,643	11,933
Other limited partnership interests	7,716	8,230	7,794	8,569	9,470
Short-term investments, principally at estimated fair value	3,850	5,930	5,345	3,832	3,904
Other invested assets	19,015	27,839	24,731	22,544	20,593
Total investments	473,795	483,111	494,944	506,245	508,519
Cash and cash equivalents, principally at estimated fair value	16,598	24,094	24,289	24,405	19,795
Accrued investment income	3,523	3,828	3,388	3,424	3,388
Premiums, reinsurance and other receivables	20,443	21,224	20,848	20,712	17,870
Deferred policy acquisition costs and value of business acquired	17,833	17,254	16,353	16,179	16,389
Goodwill	9,308	9,159	9,245	9,360	10,112
Assets held-for-sale	—	—	—	—	7,418
Other assets	10,518	10,617	11,173	10,471	11,685
Separate account assets	188,445	168,454	187,343	189,696	199,970
Total assets	$740,463	$737,741	$767,583	$780,492	$795,146

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$194,909	$193,106	$196,522	$203,929	$206,656
Policyholder account balances	192,627	193,875	198,147	201,072	205,176
Other policy-related balances	17,171	16,755	16,870	16,883	17,101
Policyholder dividends payable	681	654	670	595	587
Policyholder dividend obligation	2,020	1,677	2,798	2,944	2,969
Payables for collateral under securities loaned and other transactions	26,745	35,530	34,133	34,772	29,475
Short-term debt	235	298	303	351	393
Long-term debt	13,466	14,510	14,513	14,539	14,603
Collateral financing arrangement	993	981	968	924	845
Junior subordinated debt securities	3,150	3,151	3,151	3,152	3,153
Current income tax payable	363	708	928	638	129
Deferred income tax liability	9,097	10,009	11,334	10,839	11,008
Liabilities held-for-sale	—	—	—	—	4,650
Other liabilities	24,179	27,570	23,963	26,589	23,614
Separate account liabilities	188,445	168,454	187,343	189,696	199,970
Total liabilities	674,081	667,278	691,643	706,923	720,329

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,680	33,711	33,728	33,744	33,812
Retained earnings	33,078	36,919	36,568	36,782	36,491
Treasury stock, at cost	(12,678)	(13,178)	(13,178)	(13,258)	(13,829)
Accumulated other comprehensive income (loss)	13,052	12,757	18,563	16,036	18,072
Total MetLife, Inc.'s stockholders' equity	66,144	70,221	75,693	73,316	74,558
Noncontrolling interests	238	242	247	253	259
Total equity	66,382	70,463	75,940	73,569	74,817
Total liabilities and equity	$740,463	$737,741	$767,583	$780,492	$795,146

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$416	$401	$319	$502	$490
RETIREMENT AND INCOME SOLUTIONS	404	452	240	618	663
PROPERTY & CASUALTY	27	134	101	19	138
TOTAL U.S.	$847	$987	$660	$1,139	$1,291
ASIA	468	491	361	662	694
LATIN AMERICA	204	139	188	63	17
EMEA	71	99	137	72	100
METLIFE HOLDINGS	333	344	19	314	533
CORPORATE & OTHER	(284)	(265)	(332)	(204)	(302)
Total adjusted earnings before provision for income tax	$1,639	$1,795	$1,033	$2,046	$2,333

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$87	$89	$71	$110	$107
RETIREMENT AND INCOME SOLUTIONS	83	93	48	128	137
PROPERTY & CASUALTY	2	25	18	1	26
TOTAL U.S.	$172	$207	$137	$239	$270
ASIA	127	141	105	197	200
LATIN AMERICA	43	44	56	24	3
EMEA	5	21	21	20	19
METLIFE HOLDINGS	64	67	(1)	61	107
CORPORATE & OTHER	(663)	(166)	(120)	(132)	(138)
Total provision for income tax expense (benefit)	$(252)	$314	$198	$409	$461

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$329	$312	$248	$392	$383
RETIREMENT AND INCOME SOLUTIONS	321	359	192	490	526
PROPERTY & CASUALTY	25	109	83	18	112
TOTAL U.S.	$675	$780	$523	$900	$1,021
ASIA	341	350	256	465	494
LATIN AMERICA	161	95	132	39	14
EMEA	66	78	116	52	81
METLIFE HOLDINGS	269	277	20	253	426
CORPORATE & OTHER (1)	322	(131)	(289)	(131)	(198)
Total adjusted earnings available to common shareholders (1)	$1,834	$1,449	$758	$1,578	$1,838

(1)Includes impact of preferred stock dividends of $57 million, $32 million, $77 million, $59 million and $34 million for the three months ended December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

U.S.
GROUP BENEFITS	46.7%	43.1%	34.3%	54.1%	52.9%
RETIREMENT AND INCOME SOLUTIONS	21.9%	23.2%	12.4%	31.7%	34.0%
PROPERTY & CASUALTY	5.0%	21.9%	16.7%	3.6%	22.5%
TOTAL U.S.	25.2%	28.2%	18.9%	32.5%	36.9%
ASIA	9.6%	9.8%	7.2%	13.0%	13.8%
LATIN AMERICA	21.7%	12.4%	17.2%	5.1%	1.8%
EMEA	9.4%	10.9%	16.3%	7.3%	11.3%
METLIFE HOLDINGS	11.2%	11.2%	0.8%	10.2%	17.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

U.S.	28.6%	32.4%	21.8%	37.3%	42.4%
ASIA	14.6%	14.8%	10.9%	19.6%	20.9%
LATIN AMERICA	36.0%	20.3%	28.1%	8.3%	3.0%
EMEA	16.8%	19.2%	28.6%	12.9%	20.1%
METLIFE HOLDINGS	12.5%	12.5%	1.1%	11.4%	19.1%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2019	2020	2019	2020
U.S.
GROUP BENEFITS		$2,817	$2,896
RETIREMENT AND INCOME SOLUTIONS		5,876	6,187
PROPERTY & CASUALTY		2,020	1,991
TOTAL U.S.		$10,713	$11,074	$9,447	$9,652
ASIA		$14,274	$14,313	$9,396	$9,490
LATIN AMERICA		$2,965	$3,074	$1,791	$1,876
EMEA		$2,802	$2,855	$1,595	$1,649
METLIFE HOLDINGS		$9,599	$9,893	$8,715	$9,022

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
U.S.	$—	$1	$2	$1	$1
ASIA	$2	$1	$2	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$1	$1	$2	$1	$2
METLIFE HOLDINGS	$3	$4	$4	$4	$4

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$8,097	$5,674	$5,184	$6,333	$10,074	$26,801	$27,265
Universal life and investment-type product policy fees	270	275	268	263	264	1,078	1,070
Net investment income	1,747	1,766	1,425	1,827	1,885	7,021	6,903
Other revenues	219	240	240	237	240	887	957
Total adjusted revenues	10,333	7,955	7,117	8,660	12,463	35,787	36,195

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	7,932	5,435	5,038	6,108	9,728	26,165	26,309
Interest credited to policyholder account balances	472	458	412	381	371	1,984	1,622
Capitalization of DAC	(112)	(112)	(122)	(119)	(100)	(484)	(453)
Amortization of DAC and VOBA	123	119	115	123	114	475	471
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	2	1	10	7
Other expenses	1,069	1,066	1,012	1,026	1,058	4,075	4,162
Total adjusted expenses	9,486	6,968	6,457	7,521	11,172	32,225	32,118
Adjusted earnings before provision for income tax	847	987	660	1,139	1,291	3,562	4,077
Provision for income tax expense (benefit)	172	207	137	239	270	724	853
Adjusted earnings	675	780	523	900	1,021	2,838	3,224
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$675	$780	$523	$900	$1,021	$2,838	$3,224

Adjusted premiums, fees and other revenues	$8,586	$6,189	$5,692	$6,833	$10,578	$28,766	$29,292
Less: PRT	2,499	(9)	(6)	487	4,163	4,346	4,635
Adjusted premiums, fees and other revenues, excluding PRT	$6,087	$6,198	$5,698	$6,346	$6,415	$24,420	$24,657

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$4,217	$4,487	$3,989	$4,545	$4,659	$16,911	$17,680
Universal life and investment-type product policy fees	194	204	200	200	205	789	809
Net investment income	297	277	277	290	283	1,162	1,127
Other revenues	143	160	157	156	156	575	629
Total adjusted revenues	4,851	5,128	4,623	5,191	5,303	19,437	20,245

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,685	3,973	3,602	3,965	4,061	14,932	15,601
Interest credited to policyholder account balances	37	34	31	31	33	157	129
Capitalization of DAC	(5)	(7)	(6)	(5)	(5)	(28)	(23)
Amortization of DAC and VOBA	10	7	7	12	8	35	34
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	1	—	1	1
Other expenses	708	720	670	685	716	2,634	2,791
Total adjusted expenses	4,435	4,727	4,304	4,689	4,813	17,731	18,533
Adjusted earnings before provision for income tax	416	401	319	502	490	1,706	1,712
Provision for income tax expense (benefit)	87	89	71	110	107	358	377
Adjusted earnings	329	312	248	392	383	1,348	1,335
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$329	$312	$248	$392	$383	$1,348	$1,335

Adjusted premiums, fees and other revenues	$4,554	$4,851	$4,346	$4,901	$5,020	$18,275	$19,118

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$2,955	$275	$367	$885	$4,520	$6,230	$6,047
Universal life and investment-type product policy fees	76	71	68	63	59	289	261
Net investment income	1,409	1,444	1,126	1,484	1,546	5,681	5,600
Other revenues	73	71	76	76	86	292	309
Total adjusted revenues	4,513	1,861	1,637	2,508	6,211	12,492	12,217

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,550	870	909	1,428	5,086	8,629	8,293
Interest credited to policyholder account balances	435	424	381	350	338	1,827	1,493
Capitalization of DAC	—	(8)	(12)	(8)	(2)	(25)	(30)
Amortization of DAC and VOBA	6	8	5	7	5	23	25
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	1	1	9	6
Other expenses	116	113	112	112	120	468	457
Total adjusted expenses	4,109	1,409	1,397	1,890	5,548	10,931	10,244
Adjusted earnings before provision for income tax	404	452	240	618	663	1,561	1,973
Provision for income tax expense (benefit)	83	93	48	128	137	320	406
Adjusted earnings	321	359	192	490	526	1,241	1,567
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$321	$359	$192	$490	$526	$1,241	$1,567

Adjusted premiums, fees and other revenues	$3,104	$417	$511	$1,024	$4,665	$6,811	$6,617
Less: PRT	2,499	(9)	(6)	487	4,163	4,346	4,635
Adjusted premiums, fees and other revenues, excluding PRT	$605	$426	$517	$537	$502	$2,465	$1,982

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$925	$912	$828	$903	$895	$3,660	$3,538
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	41	45	22	53	56	178	176
Other revenues	3	9	7	5	(2)	20	19
Total adjusted revenues	969	966	857	961	949	3,858	3,733

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	697	592	527	715	581	2,604	2,415
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(107)	(97)	(104)	(106)	(93)	(431)	(400)
Amortization of DAC and VOBA	107	104	103	104	101	417	412
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	245	233	230	229	222	973	914
Total adjusted expenses	942	832	756	942	811	3,563	3,341
Adjusted earnings before provision for income tax	27	134	101	19	138	295	392
Provision for income tax expense (benefit)	2	25	18	1	26	46	70
Adjusted earnings	25	109	83	18	112	249	322
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$25	$109	$83	$18	$112	$249	$322

Adjusted premiums, fees and other revenues	$928	$921	$835	$908	$893	$3,680	$3,557

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$18,963	$18,965	$18,935	$19,665	$20,024
Premiums and deposits	5,001	5,327	5,220	5,298	5,299
Surrenders and withdrawals	(592)	(625)	(537)	(565)	(571)
Benefit payments	(3,757)	(4,072)	(3,655)	(4,078)	(4,147)
Net flows	652	630	1,028	655	581
Net transfers from (to) separate accounts	—	—	5	6	4
Interest	145	138	130	131	134
Policy charges	(149)	(146)	(149)	(145)	(143)
Other	(646)	(652)	(284)	(288)	(668)
Balance, end of period	$18,965	$18,935	$19,665	$20,024	$19,932

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$905	$970	$793	$945	$1,003
Premiums and deposits	65	64	64	64	63
Surrenders and withdrawals	(18)	(19)	(12)	(17)	(13)
Benefit payments	(1)	—	(1)	(4)	(2)
Net flows	46	45	51	43	48
Investment performance	74	(162)	160	77	131
Net transfers from (to) general account	—	—	(5)	(6)	(4)
Policy charges	(54)	(55)	(55)	(56)	(55)
Other	(1)	(5)	1	—	—
Balance, end of period	$970	$793	$945	$1,003	$1,123

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$363	$354	$326	$332	$356
Pension, postretirement and postemployment benefit costs	19	5	4	4	4
Premium taxes, other taxes, and licenses & fees	66	88	89	93	87
Commissions and other variable expenses	260	273	251	256	269
Adjusted other expenses	$708	$720	$670	$685	$716

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Group Life (2)
Adjusted premiums, fees and other revenues	$1,858	$1,920	$1,943	$1,915	$1,915
Mortality ratio	85.4%	87.9%	95.9%	89.6%	96.3%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,849	$1,959	$1,376	$1,977	$2,079
Interest adjusted benefit ratio (4)	71.4%	71.7%	58.5%	67.4%	61.7%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$118,134	$121,853	$124,174	$129,030	$132,376
Premiums and deposits	21,132	20,967	22,473	18,957	20,961
Surrenders and withdrawals	(17,718)	(17,441)	(20,125)	(18,536)	(17,176)
Benefit payments	(1,040)	(1,132)	(1,176)	(1,206)	(1,182)
Net flows	2,374	2,394	1,172	(785)	2,603
Net transfers from (to) separate accounts	—	—	—	—	17
Interest	1,029	1,032	988	953	946
Policy charges	(23)	(43)	(42)	(42)	(41)
Other	339	(1,062)	2,738	3,220	802
Balance, end of period	$121,853	$124,174	$129,030	$132,376	$136,703

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$78,346	$74,959	$76,838	$81,486	$83,887
Premiums and deposits	1,681	4,051	2,167	1,709	2,138
Surrenders and withdrawals (1)	(4,360)	(2,729)	(2,319)	(2,127)	(2,971)
Benefit payments	(27)	(34)	(24)	(25)	(24)
Net flows	(2,706)	1,288	(176)	(443)	(857)
Investment performance	865	(414)	3,618	1,447	2,069
Net transfers from (to) general account	—	—	—	—	(17)
Policy charges	(85)	(80)	(83)	(83)	(94)
Other	(1,461)	1,085	1,289	1,480	(795)
Balance, end of period	$74,959	$76,838	$81,486	$83,887	$84,193

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$28,098	$30,341	$33,588	$34,921	$36,330
Premiums and deposits (1)	3,019	3,906	1,424	1,598	2,704
Surrenders and withdrawals	(985)	(863)	(318)	(417)	(621)
Net flows	2,034	3,043	1,106	1,181	2,083
Interest	209	204	227	228	233
Balance, end of period	$30,341	$33,588	$34,921	$36,330	$38,646

(1)Includes $2.4 billion, $0, $0, $616 million and $360 million of transfers from separate account GICs to synthetic GICs at December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31,2020 respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$61	$61	$56	$57	$60
Pension, postretirement and postemployment benefit costs	3	2	1	1	2
Premium taxes, other taxes, and licenses & fees	12	8	4	6	10
Commissions and other variable expenses	40	42	51	48	48
Adjusted other expenses	$116	$113	$112	$112	$120

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Investment income yield excluding variable investment income yield	4.32%	4.24%	4.02%	3.99%	3.98%
Variable investment income yield	0.23%	0.31%	(0.60)%	0.58%	0.73%
Total investment income yield	4.55%	4.55%	3.42%	4.57%	4.71%
Average crediting rate	3.49%	3.41%	3.17%	3.01%	2.94%
Annualized general account spread	1.06%	1.14%	0.25%	1.56%	1.77%

Annualized general account spread excluding variable investment income yield	0.83%	0.83%	0.85%	0.98%	1.04%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$105	$94	$89	$90	$87
Pension, postretirement and postemployment benefit costs	3	1	1	—	1
Premium taxes, other taxes, and licenses & fees	23	21	25	24	19
Commissions and other variable expenses	114	117	115	115	115
Adjusted other expenses	$245	$233	$230	$229	$222

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Net Written Premiums by Product
Auto	$576	$564	$517	$574	$553
Homeowners & Other	321	283	333	334	292
Total	$897	$847	$850	$908	$845
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$925	$912	$828	$903	$895
Loss and loss adjustment expense ratio	75.3%	64.9%	63.7%	79.1%	64.9%
Other expense ratio	26.3%	26.1%	27.4%	25.1%	25.6%
Total combined ratio	101.6%	91.0%	91.1%	104.2%	90.5%

Effect of catastrophe losses	1.4%	4.7%	13.7%	16.2%	4.0%
Combined ratio, excluding catastrophes	100.2%	86.3%	77.4%	88.0%	86.5%
Prior year development	6.3%	2.7%	0.8%	3.2%	1.8%
Combined ratio, excluding catastrophes and prior year development, before provision for income tax	93.9%	83.6%	76.6%	84.8%	84.7%
Auto
Net earned premium	$599	$588	$512	$581	$579
Loss and loss adjustment expense ratio	92.8%	64.8%	52.4%	62.0%	67.6%
Other expense ratio	25.8%	25.2%	27.3%	23.6%	24.0%
Total combined ratio	118.6%	90.0%	79.7%	85.6%	91.6%

Effect of catastrophe losses	0.3%	0.5%	1.3%	2.3%	0.1%
Combined ratio, excluding catastrophes	118.3%	89.5%	78.4%	83.3%	91.5%
Prior year development	10.9%	(0.1)%	1.4%	—%	2.2%
Combined ratio, excluding catastrophes and prior year development, before provision for income tax	107.4%	89.6%	77.0%	83.3%	89.3%
Homeowners & Other
Net earned premium	$326	$324	$316	$322	$316
Loss and loss adjustment expense ratio	43.2%	65.1%	82.1%	110.1%	60.0%
Other expense ratio	27.1%	27.8%	27.4%	27.7%	28.5%
Total combined ratio	70.3%	92.9%	109.5%	137.8%	88.5%

Effect of catastrophe losses	3.5%	12.3%	33.9%	41.2%	11.0%
Combined ratio, excluding catastrophes	66.8%	80.6%	75.6%	96.6%	77.5%
Prior year development	(2.0)%	8.0%	(0.2)%	8.8%	1.1%
Combined ratio, excluding catastrophes and prior year development, before provision for income tax	68.8%	72.6%	75.8%	87.8%	76.4%
Catastrophe Losses Before Provision for Income Tax
Auto	$2	$3	$6	$14	$1
Homeowners & Other	11	40	107	132	35
Total	$13	$43	$113	$146	$36

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$1,648	$1,636	$1,584	$1,654	$1,697	$6,632	$6,571
Universal life and investment-type product policy fees	419	430	420	595	447	1,674	1,892
Net investment income	952	937	767	1,088	1,146	3,691	3,938
Other revenues	13	14	14	16	17	56	61
Total adjusted revenues	3,032	3,017	2,785	3,353	3,307	12,053	12,462

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,323	1,321	1,255	1,291	1,346	5,185	5,213
Interest credited to policyholder account balances	443	445	447	470	472	1,710	1,834
Capitalization of DAC	(464)	(421)	(351)	(431)	(449)	(1,913)	(1,652)
Amortization of DAC and VOBA	316	315	284	506	310	1,288	1,415
Amortization of negative VOBA	(7)	(8)	(8)	(14)	(7)	(25)	(37)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	953	874	797	869	941	3,818	3,481
Total adjusted expenses	2,564	2,526	2,424	2,691	2,613	10,063	10,254
Adjusted earnings before provision for income tax	468	491	361	662	694	1,990	2,208
Provision for income tax expense (benefit)	127	141	105	197	200	585	643
Adjusted earnings	341	350	256	465	494	1,405	1,565
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$341	$350	$256	$465	$494	$1,405	$1,565

Adjusted premiums, fees and other revenues	$2,080	$2,080	$2,018	$2,265	$2,161	$8,362	$8,524

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Adjusted premiums, fees and other revenues	$2,080	$2,080	$2,018	$2,265	$2,161

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,163	$2,175	$2,097	$2,310	$2,161
Add: Operating joint ventures, on a constant currency basis (1), (2)	289	287	276	295	289
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,452	$2,462	$2,373	$2,605	$2,450

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$343	$321	$309	$313	$354
Pension, postretirement and postemployment benefit costs	23	23	24	24	35
Premium taxes, other taxes, and licenses & fees	51	40	34	42	41
Commissions and other variable expenses	536	490	430	490	511
Adjusted other expenses	$953	$874	$797	$869	$941
Adjusted other expenses, net of adjusted capitalization of DAC	$489	$453	$446	$438	$492

Adjusted other expenses on a constant currency basis	$990	$912	$825	$887	$941
Add: Operating joint ventures, on a constant currency basis (1), (2)	116	99	108	103	107
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$1,106	$1,011	$933	$990	$1,048
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$585	$544	$535	$523	$569

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Japan:
Life	$157	$174	$101	$222	$151
Accident & Health	95	81	51	78	74
Annuities	65	62	30	38	72
Other	5	2	2	1	2
Total Japan	322	319	184	339	299
Other Asia	216	201	167	230	245
Total sales	$538	$520	$351	$569	$544

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Adjusted earnings available to common shareholders	$341	$350	$256	$465	$494
Adjusted earnings available to common shareholders, on a constant currency basis	$347	$362	$268	$468	$494

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES (1)

Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

GA AUM	$130,861	$131,521	$134,769	$139,445	$144,267
GA AUM (at amortized cost)	$119,044	$120,490	$121,429	$125,171	$129,661

GA AUM (at amortized cost), on a constant currency basis	$123,993	$127,591	$126,622	$128,248	$129,661
Add: Operating joint ventures, on a constant currency basis (2)	4,829	5,018	5,251	5,383	5,612
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$128,822	$132,609	$131,873	$133,631	$135,273

(1)In June 2020, MetLife completed the sale of MetLife Limited and Metropolitan Life Insurance Company of Hong Kong Limited (collectively, “MetLife Hong Kong”) to a third party. The GA AUM (at amortized cost) related to MetLife Hong Kong was historically reported in the Asia segment and is reflected in the above table for the periods through March 31, 2020. The GA AUM (at amortized cost) disposed in the sale was $2,226 million at June 30, 2020.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$601	$640	$489	$529	$607	$2,723	$2,265
Universal life and investment-type product policy fees	274	270	238	225	261	1,094	994
Net investment income	320	218	260	221	293	1,271	992
Other revenues	13	11	10	7	10	44	38
Total adjusted revenues	1,208	1,139	997	982	1,171	5,132	4,289

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	580	610	449	575	772	2,623	2,406
Interest credited to policyholder account balances	78	70	56	52	62	332	240
Capitalization of DAC	(100)	(100)	(74)	(84)	(104)	(396)	(362)
Amortization of DAC and VOBA	76	74	70	62	70	291	276
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	1	1	3	4
Other expenses	369	345	307	313	353	1,443	1,318
Total adjusted expenses	1,004	1,000	809	919	1,154	4,296	3,882
Adjusted earnings before provision for income tax	204	139	188	63	17	836	407
Provision for income tax expense (benefit)	43	44	56	24	3	227	127
Adjusted earnings	161	95	132	39	14	609	280
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$161	$95	$132	$39	$14	$609	$280

Adjusted premiums, fees and other revenues	$888	$921	$737	$761	$878	$3,861	$3,297

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$145	$129	$119	$117	$125
Pension, postretirement and postemployment benefit costs	2	2	1	1	1
Premium taxes, other taxes, and licenses & fees	14	15	8	11	12
Commissions and other variable expenses	208	199	179	184	215
Adjusted other expenses	$369	$345	$307	$313	$353
Adjusted other expenses, net of adjusted capitalization of DAC	$269	$245	$233	$229	$249
Adjusted other expenses on a constant currency basis	$347	$337	$332	$325	$353
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$253	$240	$251	$237	$249

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Mexico	$93	$118	$65	$74	$77
Chile	65	89	42	44	47
All other	62	46	32	42	45
Total sales	$220	$253	$139	$160	$169

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Adjusted premiums, fees and other revenues	$888	$921	$737	$761	$878
Adjusted earnings available to common shareholders	$161	$95	$132	$39	$14

Adjusted premiums, fees and other revenues, on a constant currency basis	$837	$909	$808	$799	$878
Adjusted earnings available to common shareholders, on a constant currency basis	$153	$90	$148	$44	$14

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$558	$568	$557	$551	$583	$2,177	$2,259
Universal life and investment-type product policy fees	98	116	92	116	109	423	433
Net investment income	71	69	63	67	70	291	269
Other revenues	14	13	11	13	15	54	52
Total adjusted revenues	741	766	723	747	777	2,945	3,013

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	309	310	263	304	319	1,176	1,196
Interest credited to policyholder account balances	26	27	27	29	26	98	109
Capitalization of DAC	(134)	(130)	(115)	(122)	(124)	(505)	(491)
Amortization of DAC and VOBA	101	130	85	125	114	428	454
Amortization of negative VOBA	(2)	(2)	(2)	(1)	(3)	(8)	(8)
Interest expense on debt	—	—	—	—	1	—	1
Other expenses	370	332	328	340	344	1,399	1,344
Total adjusted expenses	670	667	586	675	677	2,588	2,605
Adjusted earnings before provision for income tax	71	99	137	72	100	357	408
Provision for income tax expense (benefit)	5	21	21	20	19	75	81
Adjusted earnings	66	78	116	52	81	282	327
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$66	$78	$116	$52	$81	$282	$327

Adjusted premiums, fees and other revenues	$670	$697	$660	$680	$707	$2,654	$2,744

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$142	$110	$110	$119	$120
Pension, postretirement and postemployment benefit costs	1	2	2	1	4
Premium taxes, other taxes, and licenses & fees	6	7	8	7	5
Commissions and other variable expenses	221	213	208	213	215
Adjusted other expenses	$370	$332	$328	$340	$344
Adjusted other expenses, net of adjusted capitalization of DAC	$236	$202	$213	$218	$220
Adjusted other expenses on a constant currency basis	$373	$337	$340	$341	$344
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$242	$208	$221	$219	$220

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Adjusted premiums, fees and other revenues	$670	$697	$660	$680	$707
Adjusted earnings available to common shareholders	$66	$78	$116	$52	$81

Adjusted premiums, fees and other revenues, on a constant currency basis	$673	$705	$682	$683	$707
Adjusted earnings available to common shareholders, on a constant currency basis	$64	$77	$120	$51	$81
Total sales on a constant currency basis	$217	$252	$196	$207	$219

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Adjusted revenues
Premiums	$972	$904	$889	$876	$931	$3,748	$3,600
Universal life and investment-type product policy fees	280	294	249	269	261	1,124	1,073
Net investment income	1,340	1,315	981	1,427	1,461	5,281	5,184
Other revenues	69	35	70	61	72	253	238
Total adjusted revenues	2,661	2,548	2,189	2,633	2,725	10,406	10,095

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,763	1,661	1,705	1,697	1,675	6,970	6,738
Interest credited to policyholder account balances	224	218	219	217	214	905	868
Capitalization of DAC	(5)	(5)	(5)	(5)	(24)	(28)	(39)
Amortization of DAC and VOBA	62	100	11	177	82	299	370
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	1	2	1	8	6
Other expenses	282	228	239	231	244	969	942
Total adjusted expenses	2,328	2,204	2,170	2,319	2,192	9,123	8,885
Adjusted earnings before provision for income tax	333	344	19	314	533	1,283	1,210
Provision for income tax expense (benefit)	64	67	(1)	61	107	249	234
Adjusted earnings	269	277	20	253	426	1,034	976
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$269	$277	$20	$253	$426	$1,034	$976

Adjusted premiums, fees and other revenues	$1,321	$1,233	$1,208	$1,206	$1,264	$5,125	$4,911

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$81,118	$81,161	$81,458	$81,497	$83,021
Premiums and deposits (2), (3)	1,322	1,236	1,227	1,236	1,216
Surrenders and withdrawals	(680)	(642)	(554)	(607)	(567)
Benefit payments	(813)	(800)	(892)	(830)	(832)
Net flows	(171)	(206)	(219)	(201)	(183)
Net transfers from (to) separate accounts	20	(1)	31	5	12
Interest	834	832	833	836	836
Policy charges	(188)	(188)	(186)	(184)	(184)
Other	(452)	(140)	(420)	1,068	(498)
Balance, end of period	$81,161	$81,458	$81,497	$83,021	$83,004

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$19,402	$18,755	$19,895	$19,538	$19,466
Premiums and deposits (2), (3)	97	116	107	91	111
Surrenders and withdrawals	(512)	(390)	(277)	(286)	(356)
Benefit payments	(161)	(168)	(158)	(149)	(158)
Net flows	(576)	(442)	(328)	(344)	(403)
Net transfers from (to) separate accounts	80	177	73	188	170
Interest	134	134	132	130	131
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	(281)	1,275	(230)	(42)	(331)
Balance, end of period	$18,755	$19,895	$19,538	$19,466	$19,029

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$5,324	$5,647	$4,586	$5,583	$6,039
Premiums and deposits (3)	62	63	60	59	59
Surrenders and withdrawals	(59)	(60)	(38)	(51)	(55)
Benefit payments	(7)	(10)	(10)	(10)	(11)
Net flows	(4)	(7)	12	(2)	(7)
Investment performance	409	(987)	1,082	527	895
Net transfers from (to) general account	(20)	1	(31)	(5)	(12)
Policy charges	(66)	(65)	(65)	(65)	(66)
Other	4	(3)	(1)	1	(1)
Balance, end of period	$5,647	$4,586	$5,583	$6,039	$6,848

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Balance, beginning of period	$39,122	$39,962	$32,942	$36,852	$37,883
Premiums and deposits (3)	79	85	77	65	75
Surrenders and withdrawals	(1,147)	(1,111)	(641)	(812)	(942)
Benefit payments	(105)	(100)	(98)	(106)	(107)
Net flows	(1,173)	(1,126)	(662)	(853)	(974)
Investment performance	2,294	(5,531)	4,831	2,269	4,282
Net transfers from (to) general account	(80)	(177)	(73)	(188)	(170)
Policy charges	(201)	(187)	(185)	(197)	(196)
Other	—	1	(1)	—	—
Balance, end of period	$39,962	$32,942	$36,852	$37,883	$40,825

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Direct and allocated expenses	$184	$151	$149	$155	$149
Pension, postretirement and postemployment benefit costs	9	3	3	3	3
Premium taxes, other taxes, and licenses & fees	14	17	17	17	25
Commissions and other variable expenses	75	57	70	56	67
Adjusted other expenses	$282	$228	$239	$231	$244

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Life (1)
Adjusted premiums, fees and other revenues	$906	$830	$817	$811	$843
Interest adjusted benefit ratio	55.5%	51.0%	59.1%	60.2%	59.6%

Lapse Ratio (2)
Traditional life	4.8%	4.7%	4.5%	4.3%	4.1%
Variable & universal life	4.1%	4.1%	3.9%	3.7%	3.5%
Fixed annuity	11.3%	9.6%	9.1%	8.5%	6.5%
Variable annuity	10.2%	10.6%	9.8%	9.2%	8.8%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Adjusted revenues
Premiums	$8	$12	$13	$(8)	$5	$83	$22
Universal life and investment-type product policy fees	—	—	1	1	1	2	3
Net investment income	92	16	(52)	58	20	275	42
Other revenues	79	84	72	82	106	291	344
Total adjusted revenues	179	112	34	133	132	651	411

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3	26	3	(6)	(26)	73	(3)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(2)	(3)	(3)	(12)	(11)
Amortization of DAC and VOBA	1	1	3	2	2	6	8
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	219	217	228	224	226	934	895
Other expenses	243	136	134	120	235	1,074	625
Total adjusted expenses	463	377	366	337	434	2,075	1,514
Adjusted earnings before provision for income tax	(284)	(265)	(332)	(204)	(302)	(1,424)	(1,103)
Provision for income tax expense (benefit)	(663)	(166)	(120)	(132)	(138)	(1,201)	(556)
Adjusted earnings	379	(99)	(212)	(72)	(164)	(223)	(547)
Preferred stock dividends	57	32	77	59	34	178	202
Adjusted earnings available to common shareholders	$322	$(131)	$(289)	$(131)	$(198)	$(401)	$(749)

Adjusted premiums, fees and other revenues	$87	$96	$86	$75	$112	$376	$369

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Business activities	$20	$18	$12	$30	$36	$70	$96
Net investment income	101	17	(50)	59	28	290	54
Interest expense on debt	(230)	(229)	(238)	(238)	(238)	(978)	(943)
Corporate initiatives and projects	(195)	(31)	(25)	(27)	(76)	(563)	(159)
Other	(67)	(40)	(31)	(28)	(52)	(330)	(151)
Provision for income tax (expense) benefit and other tax-related items	750	166	120	132	138	1,288	556
Preferred stock dividends	(57)	(32)	(77)	(59)	(34)	(178)	(202)
Adjusted earnings available to common shareholders	$322	$(131)	$(289)	$(131)	$(198)	$(401)	$(749)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Fixed Maturity Securities
Yield	4.19%	3.82%	3.99%	3.87%	3.83%	4.22%	3.88%
Investment income (2), (3)	$2,965	$2,739	$2,885	$2,849	$2,883	$11,743	$11,356
Investment gains (losses)	71	4	146	113	31	267	294
Ending carrying value (4)	329,067	327,913	341,365	355,220	356,420	329,067	356,420
Mortgage Loans
Yield	5.00%	4.37%	4.20%	4.27%	4.25%	4.82%	4.27%
Investment income (3)	998	884	862	885	887	3,782	3,518
Investment gains (losses)	6	(63)	(80)	(5)	(65)	(11)	(213)
Ending carrying value	80,529	81,344	82,890	82,881	83,919	80,529	83,919
Real Estate and Real Estate Joint Ventures
Yield	3.58%	2.95%	0.62%	0.39%	2.30%	3.20%	1.56%
Investment income	94	81	18	11	68	327	178
Investment gains (losses)	297	1	2	1	3	399	7
Ending carrying value	10,741	11,250	11,524	11,643	11,933	10,741	11,933
Policy Loans
Yield	5.21%	5.23%	5.15%	5.15%	5.18%	5.29%	5.18%
Investment income	126	126	124	124	124	512	498
Ending carrying value	9,680	9,638	9,639	9,580	9,493	9,680	9,493
Equity Securities
Yield	5.85%	5.43%	4.12%	5.56%	4.19%	5.25%	4.83%
Investment income	16	14	11	15	10	61	50
Investment gains (losses)	12	(284)	72	2	73	134	(137)
Ending carrying value	1,342	1,050	1,105	1,111	1,079	1,342	1,079
Other Limited Partnership Interests
Yield	9.87%	16.22%	(30.23)%	28.28%	31.63%	11.81%	12.17%
Investment income	187	323	(605)	578	714	840	1,010
Investment gains (losses)	3	4	1	(4)	(16)	6	(15)
Ending carrying value	7,716	8,230	7,794	8,569	9,470	7,716	9,470
Cash and Short-term Investments
Yield	2.09%	1.73%	1.35%	1.28%	1.01%	2.47%	1.35%
Investment income	50	44	38	34	24	256	140
Investment gains (losses)	9	4	(5)	(19)	(8)	3	(28)
Ending carrying value (5)	20,448	30,024	29,631	28,234	23,696	20,448	23,696
Other Invested Assets
Investment income	247	266	247	331	318	901	1,162
Investment gains (losses)	(10)	21	106	54	49	(145)	230
Ending carrying value	19,015	27,839	24,731	22,544	20,593	19,015	20,593
Total Investments
Investment income yield	4.57%	4.30%	3.40%	4.52%	4.63%	4.56%	4.22%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.12)%	(0.12)%	(0.14)%	(0.14)%	(0.13)%
Net Investment Income Yield	4.44%	4.17%	3.28%	4.40%	4.49%	4.42%	4.09%
Investment income	$4,683	$4,477	$3,580	$4,827	$5,028	$18,422	$17,912
Investment fees and expenses	(137)	(134)	(122)	(131)	(151)	(545)	(538)
Net investment income including Divested businesses	4,546	4,343	3,458	4,696	4,877	17,877	17,374
Less: Net investment income from Divested businesses	24	22	14	8	2	47	46
Adjusted Net Investment Income (6)	$4,522	$4,321	$3,444	$4,688	$4,875	$17,830	$17,328
Ending Carrying Value	$478,538	$497,288	$508,679	$519,782	$516,603	$478,538	$516,603
Investment Portfolio Gains (Losses) including Divested businesses	$388	$(313)	$242	$142	$67	$653	$138
Less: Divested businesses	—	—	—	18	—	—	18
Investment Portfolio Gains (Losses) (7)	$388	$(313)	$242	$124	$67	$653	$120
Gross investment gains	672	436	677	289	338	1,707	1,740
Gross investment losses	(144)	(495)	(339)	(202)	(178)	(763)	(1,214)
Net credit loss (provision) release and (impairments)	(140)	(254)	(96)	37	(93)	(291)	(406)
Investment Portfolio Gains (Losses) (7)	388	(313)	242	124	67	653	120
Investment portfolio gains (losses) income tax (expense) benefit	(96)	69	(166)	(19)	15	(203)	(101)
Investment Portfolio Gains (Losses), Net of Income Tax	$292	$(244)	$76	$105	$82	$450	$19

Derivative gains (losses) (7)	$(1,583)	$4,068	$(896)	$(809)	$(1,820)	$187	$543
Derivative gains (losses) income tax (expense) benefit	364	(885)	195	165	390	(63)	(135)
Derivative Gains (Losses), Net of Income Tax	$(1,219)	$3,183	$(701)	$(644)	$(1,430)	$124	$408

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$87,753	26.8%	$85,071	26.0%	$90,112	26.5%	$90,622	25.6%	$93,416	26.3%
Foreign government securities		67,229	20.5%	64,844	19.9%	65,706	19.3%	68,611	19.4%	71,699	20.2%
Foreign corporate securities		64,165	19.6%	59,195	18.1%	62,817	18.5%	65,394	18.5%	69,408	19.5%
U.S. government and agency securities		42,084	12.8%	47,959	14.7%	47,287	13.9%	51,644	14.6%	47,100	13.3%
Residential mortgage-backed securities		28,547	8.7%	30,469	9.3%	31,875	9.4%	33,454	9.5%	30,435	8.6%
Asset-backed securities		14,542	4.4%	14,838	4.5%	16,324	4.8%	17,355	4.9%	17,119	4.8%
Municipals		13,053	4.0%	13,871	4.3%	14,611	4.3%	14,958	4.2%	13,722	3.9%
Commercial mortgage-backed securities		10,447	3.2%	10,438	3.2%	11,273	3.3%	11,771	3.3%	11,910	3.4%
Fixed Maturity Securities Available-For-Sale		$327,820	100.0%	$326,685	100.0%	$340,005	100.0%	$353,809	100.0%	$354,809	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$230,708	70.4%	$235,650	72.1%	$243,645	71.7%	$255,171	72.1%	$250,013	70.5%
2	Baa	81,425	24.8%	76,239	23.3%	80,714	23.7%	82,519	23.3%	87,702	24.7%
3	Ba	11,652	3.6%	10,999	3.4%	11,250	3.3%	11,710	3.3%	12,812	3.6%
4	B	3,337	1.0%	3,200	1.0%	3,654	1.1%	3,672	1.1%	3,702	1.1%
5	Caa and lower	693	0.2%	564	0.2%	640	0.2%	721	0.2%	503	0.1%
6	In or near default	5	—%	33	—%	102	—%	16	—%	77	—%
Fixed Maturity Securities Available-For-Sale (8)		$327,820	100.0%	$326,685	100.0%	$340,005	100.0%	$353,809	100.0%	$354,809	100.0%

UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

		December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$1,370	83.2%	$5,301	68.3%	$2,539	80.1%	$1,728	81.7%	$1,294	89.9%
20% or more for less than six months		116	7.0%	2,371	30.6%	574	18.1%	194	9.2%	35	2.4%
20% or more for six months or greater		161	9.8%	85	1.1%	57	1.8%	192	9.1%	111	7.7%
Gross Unrealized Losses		1,647	100.0%	7,757	100.0%	3,170	100.0%	2,114	100.0%	1,440	100.0%

Gross Unrealized Gains		31,812		32,005		40,479		42,902		45,519
Net Unrealized Gains (Losses)		$30,165		$24,248		$37,309		$40,788		$44,079

See footnotes on Page 34.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020

Commercial mortgage loans	$49,624		$50,077		$51,043		$51,448		$52,434
Agricultural mortgage loans	16,695		16,788		17,167		17,402		18,128
Residential mortgage loans	14,504		14,943		15,235		14,551		13,947
Mortgage loans held-for-sale	59		—		—		—		—
Mortgage Loans	80,882		81,808		83,445		83,401		84,509
Valuation allowances	(353)		(464)		(555)		(520)		(590)
Mortgage Loans, net	$80,529		$81,344		$82,890		$82,881		$83,919

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2019		March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Non-U.S.	$10,093	20.3%	$9,424	18.8%	$9,542	18.7%	$9,828	19.1%	$10,581	20.2%
Pacific	10,169	20.5%	10,183	20.3%	10,275	20.1%	10,374	20.2%	10,235	19.5%
Middle Atlantic	8,302	16.7%	7,967	15.9%	8,257	16.2%	8,234	16.0%	8,233	15.7%
South Atlantic	6,487	13.1%	6,461	12.9%	6,513	12.8%	6,661	13.0%	7,217	13.8%
West South Central	4,255	8.6%	3,970	7.9%	3,945	7.7%	3,973	7.7%	3,887	7.4%
East North Central	3,066	6.2%	2,183	4.4%	2,443	4.8%	2,518	4.9%	2,494	4.8%
New England	1,433	2.9%	1,670	3.3%	1,719	3.4%	2,019	3.9%	2,126	4.0%
Mountain	1,602	3.2%	1,755	3.5%	1,755	3.4%	1,753	3.4%	1,777	3.4%
East South Central	502	1.0%	483	1.0%	482	1.0%	499	1.0%	700	1.3%
West North Central	607	1.2%	635	1.3%	633	1.2%	635	1.2%	609	1.2%
Multi-Region and Other	3,108	6.3%	5,346	10.7%	5,479	10.7%	4,954	9.6%	4,575	8.7%
Total	$49,624	100.0%	$50,077	100.0%	$51,043	100.0%	$51,448	100.0%	$52,434	100.0%

Office	$22,925	46.2%	$22,857	45.6%	$23,359	45.8%	$23,657	46.0%	$23,928	45.6%
Retail	9,052	18.2%	8,842	17.7%	8,906	17.4%	8,903	17.3%	8,911	17.0%
Apartment	8,212	16.6%	8,869	17.7%	8,639	16.9%	8,651	16.8%	8,764	16.7%
Industrial	3,985	8.0%	4,101	8.2%	4,431	8.7%	4,770	9.3%	5,365	10.2%
Hotel	3,471	7.0%	3,328	6.6%	3,333	6.5%	3,361	6.5%	3,377	6.5%
Other	1,979	4.0%	2,080	4.2%	2,375	4.7%	2,106	4.1%	2,089	4.0%
Total	$49,624	100.0%	$50,077	100.0%	$51,043	100.0%	$51,448	100.0%	$52,434	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $32 million, ($78) million, $114 million, $36 million and $68 million for the three months ended December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020, respectively, and $184 million and $140 million for the year ended December 31, 2019 and December 31, 2020, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Fixed maturity securities available-for-sale	$327,820	$326,685	$340,005	$353,809	$354,809
Contractholder-directed equity securities and fair value option securities	13,102	11,145	11,911	12,276	13,319
Total fixed maturity securities	340,922	337,830	351,916	366,085	368,128
Less: Contractholder-directed equity securities	11,852	9,914	10,548	10,865	11,708
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	3	3	3	—	—
Fixed maturity securities	$329,067	$327,913	$341,365	$355,220	$356,420

(5)Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at June 30, 2020, September 30, 2020 and December 31, 2020, and less than $1 million for each of the other periods presented.

(6)Adjusted net investment income reflects the adjustments as presented on Page 5.
(7)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Net investment gains (losses)	$207	$(288)	$231	$(20)	$(33)	$444	$(110)
Less: Operating joint venture adjustments	—	—	—	—	(1)	—	(1)
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	(1)	1	(13)	3	5	(14)	(4)
Less: Non-investment portfolio gains (losses)	(180)	24	2	(165)	(104)	(195)	(243)
Less: Divested businesses	—	—	—	18	—	—	18
Investment portfolio gains (losses)	$388	$(313)	$242	$124	$67	$653	$120

	For the Three Months Ended					For the Year Ended
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Net derivative gains (losses)	$(1,465)	$4,201	$(710)	$(581)	$(1,561)	$628	$1,349
Less: Investment hedge adjustments	125	138	188	229	260	469	815
Less: Settlement of foreign currency earnings hedges	(2)	—	—	—	—	(9)	—
Less: PAB hedge adjustments	(5)	(5)	(2)	(1)	(1)	(19)	(9)
Derivative gains (losses)	$(1,583)	$4,068	$(896)	$(809)	$(1,820)	$187	$543

(8)Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO continuous monitoring process. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$536	$4,366	$68	$633	$124	$5,721	$5,191
Add: Preferred stock dividends	57	32	77	59	34	178	202
Add: Preferred stock redemption premium	—	—	—	14	—	—	14
Add: Net Income (loss) attributable to noncontrolling interests	(5)	3	5	3	—	10	11
Net income (loss)	588	4,401	150	709	158	$5,909	$5,418
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	207	(288)	231	(20)	(33)	444	(110)
Net derivative gains (losses)	(1,465)	4,201	(710)	(581)	(1,561)	628	1,349
Premiums - Divested businesses	36	32	20	—	—	71	52
Universal life and investment-type product policy fees
Unearned revenue adjustments	18	18	5	2	8	97	33
GMIB fees	26	26	25	26	25	108	102
Divested businesses	1	2	1	—	—	3	3
Net investment income
Investment hedge adjustments	(125)	(138)	(188)	(229)	(260)	(469)	(815)
Operating joint venture adjustments	—	—	—	—	1	—	1
Unit-linked contract income	228	(1,140)	818	262	628	1,475	568
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(5)	(4)	(1)	—	(6)	(15)	(11)
Divested businesses	24	22	14	8	2	47	46
Other revenues
Settlement of foreign currency earnings hedges	2	—	—	—	—	9	—
TSA fees	40	42	39	39	39	246	159
Divested businesses	2	—	—	—	—	2	—
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(10)	(9)	(9)	(9)	(10)	(19)	(37)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	6	(48)	(106)	37	(53)	(244)	(170)
GMIB costs	(106)	141	(90)	(231)	(180)	(154)	(360)
Market value adjustments	(8)	(11)	(21)	(21)	(17)	4	(70)
Divested businesses	(33)	(24)	(18)	(13)	—	(67)	(55)
Interest credited to policyholder account balances
PAB hedge adjustments	5	5	2	1	1	19	9
Unit-linked contract costs	(240)	1,138	(796)	(266)	(612)	(1,436)	(536)
Divested businesses	(10)	(5)	(7)	(2)	—	(18)	(14)
Capitalization of DAC - Divested businesses	9	3	2	—	—	20	5
Amortization of DAC and VOBA
Related to NIGL and NDGL	(106)	(30)	6	(64)	(65)	(116)	(153)
Related to GMIB fees and GMIB costs	1	(13)	5	(7)	11	11	(4)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(2)	(6)	(3)	—	—	(4)	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Other expenses
Noncontrolling interests	(5)	3	7	4	2	15	16
Regulatory implementation costs	(3)	(2)	—	(6)	(12)	(18)	(20)
Acquisition, integration and other costs	(7)	(6)	—	(7)	(29)	(44)	(42)
TSA fees	(40)	(42)	(39)	(39)	(39)	(246)	(159)
Divested businesses	(116)	(19)	(23)	(7)	(9)	(158)	(58)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	373	(928)	151	195	455	(227)	(127)
Adjusted earnings	1,891	1,481	835	1,637	1,872	5,945	5,825
Less: Preferred stock dividends	57	32	77	59	34	178	202
Adjusted earnings available to common shareholders	$1,834	$1,449	$758	$1,578	$1,838	$5,767	$5,623

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(203)	$—	$(160)	$(203)
Expense initiative costs	(119)	—	—	—	—	(332)	—
Interest on tax adjustments	64	—	—	—	—	64	—
Tax adjustments	475	—	—	—	—	475	—
Total notable items	$420	$—	$—	$(203)	$—	$47	$(203)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(28)	$—	$(19)	$(28)
Total notable items	$—	$—	$—	$(28)	$—	$(19)	$(28)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(9)	$—	$10	$(9)
Total notable items	$—	$—	$—	$(9)	$—	$10	$(9)

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(31)	$—	$(13)	$(31)
Total notable items	$—	$—	$—	$(31)	$—	$(13)	$(31)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(135)	$—	$(138)	$(135)
Total notable items	$—	$—	$—	$(135)	$—	$(138)	$(135)

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020
Expense initiative costs	(119)	—	—	—	—	(332)	—
Interest on tax adjustments	64	—	—	—	—	64	—
Tax adjustments	475	—	—	—	—	475	—
Total notable items	$420	$—	$—	$—	$—	$207	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Total MetLife, Inc.'s stockholders' equity	$66,144	$70,221	$75,693	$73,316	$74,558
Less: Preferred stock	3,340	4,312	4,312	4,312	4,312
MetLife, Inc.'s common stockholders' equity	62,804	65,909	71,381	69,004	70,246
Less: Net unrealized investment gains (losses), net of income tax	19,981	20,369	25,913	22,869	23,730
Defined benefit plans adjustment, net of income tax	(2,002)	(1,985)	(1,968)	(1,954)	(1,863)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,825	$47,525	$47,436	$48,089	$48,379
Less: Goodwill, net of income tax	8,986	8,828	8,910	9,021	10,090
VODA and VOCRA, net of income tax	268	276	264	253	844
Total MetLife, Inc.'s tangible common stockholders' equity	$35,571	$38,421	$38,262	$38,815	$37,445

Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$44,825	$47,525	$47,436	$48,089	$48,379
Less: Accumulated year-to-date total notable items (2)	47	—	—	(203)	(203)
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$44,778	$47,525	$47,436	$48,292	$48,582

Unaudited (In millions, except per share data)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Book value per common share	$68.62	$72.62	$78.65	$76.20	$78.67
Less: Net unrealized investment gains (losses), net of income tax	21.84	22.45	28.55	25.26	26.58
Defined benefit plans adjustment, net of income tax	(2.19)	(2.19)	(2.17)	(2.16)	(2.09)
Book value per common share, excluding AOCI other than FCTA	$48.97	$52.36	$52.27	$53.10	$54.18
Less: Goodwill, net of income tax	9.82	9.73	9.82	9.96	11.29
VODA and VOCRA, net of income tax	0.29	0.30	0.29	0.28	0.95
Book value per common share - tangible common stockholders' equity	$38.86	$42.33	$42.16	$42.86	$41.94

Common shares outstanding, end of period	915.3	907.6	907.6	905.6	892.9

	For the Three Months Ended (1)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	December 31, 2020

Return on MetLife, Inc.'s:
Common stockholders' equity	3.4%	27.1%	0.4%	3.6%	0.7%	9.8%	7.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	11.5%	9.0%	4.4%	9.0%	10.6%	9.8%	8.3%
Common stockholders' equity, excluding AOCI other than FCTA	16.4%	12.6%	6.4%	13.2%	15.2%	13.1%	11.9%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	12.6%	12.6%	6.4%	14.9%	15.2%	13.0%	12.3%
Tangible common stockholders' equity (3)	20.7%	15.8%	8.0%	16.5%	19.4%	16.8%	15.0%

Average common stockholders' equity	$63,916	$64,357	$68,645	$70,193	$69,625	$58,575	$67,869
Average common stockholders' equity, excluding AOCI other than FCTA	$44,742	$46,175	$47,481	$47,763	$48,234	$43,929	$47,251
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$44,905	$46,175	$47,481	$47,864	$48,437	$44,030	$47,332
Average tangible common stockholders' equity	$35,498	$36,996	$38,342	$38,539	$38,130	$34,594	$37,703

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020 of $6 million, $8 million, $10 million, $7 million and $8 million, respectively, and for the year ended December 31, 2019 and 2020 of $34 million and $33 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
U.S. (1)	$8,586	$6,189	$5,692	$6,833	$10,578
ASIA	2,163	2,175	2,097	2,310	2,161
LATIN AMERICA	837	909	808	799	878
EMEA	673	705	682	683	707
METLIFE HOLDINGS (1)	1,321	1,233	1,208	1,206	1,264
CORPORATE & OTHER (1)	87	96	86	75	112
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,667	$11,307	$10,573	$11,906	$15,700
Adjusted premiums, fees and other revenues	$13,632	$11,216	$10,401	$11,820	$15,700

ASIA (including operating joint ventures) (2), (3)	$2,452	$2,462	$2,373	$2,605	$2,450

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
U.S. (1)	$1,069	$1,066	$1,012	$1,026	$1,058
ASIA	990	912	825	887	941
LATIN AMERICA	347	337	332	325	353
EMEA	373	337	340	341	344
METLIFE HOLDINGS (1)	282	228	239	231	244
CORPORATE & OTHER (1)	243	136	134	120	235
Adjusted other expenses on a constant currency basis	$3,304	$3,016	$2,882	$2,930	$3,175
Adjusted other expenses	$3,286	$2,981	$2,817	$2,899	$3,175

ASIA (including operating joint ventures) (2), (3)	$1,106	$1,011	$933	$990	$1,048

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
U.S. (1)	$675	$780	$523	$900	$1,021
ASIA	347	362	268	468	494
LATIN AMERICA	153	90	148	44	14
EMEA	64	77	120	51	81
METLIFE HOLDINGS (1)	269	277	20	253	426
CORPORATE & OTHER (1)	322	(131)	(289)	(131)	(198)
Adjusted earnings available to common shareholders on a constant currency basis	$1,830	$1,455	$790	$1,585	$1,838
Adjusted earnings available to common shareholders	$1,834	$1,449	$758	$1,578	$1,838

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 20 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to other adjusted expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium. which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses and goodwill impairment, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements